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                         SKYLYNX COMMUNICATIONS, INC.
                           (a Colorado corporation)

               SERIES A CONVERTIBLE PREFERRED STOCK CERTIFICATE

                                $.01 par value


Certificate No. P-A                                         No. of Shares

-------------------                                         -------------


   THIS SERIES A CONVERTIBLE PREFERRED STOCK CERTIFICATE CERTIFIES THAT, for
value received,                                        , or registered assigns
("Holder") is the registered holder of the above indicated number of Series A Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), of SkyLynx Communications, Inc., a Colorado corporation (the "Company"), transferable only on the books of the Company by the Holder hereof in person or by duly authorized attorney upon surrender of this Certificate property endorsed.

   Each share of Preferred Stock is convertible into one share of the Company's common stock, $.001 par value (the "Common Stock"), subject to adjustment under certain circumstances ("the Conversion Ratio") at the option of the Holder thereof at any time commencing the earlier of (i) one year from the date of issuance or (ii) the effective date of the registration statement registering for sale under the Securities Act of 1933, as amended, (the "Securities Act") the shares of Common Stock issuable upon such conversion. Each share of Preferred Stock shall automatically convert into four shares of Common Stock upon the earlier of (a) the third anniversary of the date of the issuance or (b) the closing bid price of the Company's Common Stock has been at least $6.00 per share for at least ten consecutive trading days, provided there is a registration statement in effect registering for sale under the Securities Act the shares of the Company's Common Stock issuable upon such conversion.

   Dividends in the form of shares of the Company's Common Stock will accrue on all outstanding shares of Preferred Stock at the rate of ten percent (10%) per share per annum, payable quarterly in arrears commencing the date of issuance.

   The Company is authorized to issue shares of more than one class of capital stock, namely 150,000,000 Common Shares and 50,000,000 Preferred Shares. Pursuant to Section 7-106-206 of the Colorado Corporation Code, the Company will furnish to any shareholder upon request (addressed to the attention of the Secretary of the Company) and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued by the Company and of variations in the relative rights and preferences between the shares of each series of the Preferred Shares of the Company insofar as any such series has been fixed and determined, and a statement of the authority of the Board of Directors of the Company to fix and determine the relative rights and preferences of subsequent series of the Preferred Shares.

   This Series A Preferred Stock Certificate shall not be valid unless countersigned by the Transfer Agent and Registrar.

   IN WITNESS WHEREOF, SKYLYNX COMMUNICATIONS, INC. has caused this Series A Preferred Stock Certificate to be signed by its President and by its Secretary, each by a facsimile of such person's signature.

Dated:
     -------------------
Attest:

By:                                     By:
   ------------------------------            -----------------------------
   Kenneth Marshall, Secretary               Gary Brown, President


COUNTERSIGNED:

CORPORATE STOCK TRANSFER, INC.
370 - 17th Street, Suite 2350
Denver, Colorado  80202



By:
   -----------------------------------
   Transfer Agent and Registrar
   Authorized Officer
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                         SKYLYNX COMMUNICATIONS, INC.

                                  ASSIGNMENT
             (Form of Assignment to be Executed if the Shareholder
                 Desires to Transfer Shares Evidenced Hereby)

                 Transfer Fee:  $15.00 per certificate issued.




PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER        For value received
                                                       --------------------
hereby sell, assign, and transfer unto
                                        -----------------------------------

Shares represented by this Series A Preferred Share Certificate, together with all right, title, and interest therein, and do hereby irrevocably constitute and appoint
                         --------------------------------------------------

attorney, to transfer this Series A Preferred Share Certificate on the books of the Company, with full power of substitution.

Dated:                             X
          ---------------            --------------------------------

                                   X
                                     --------------------------------

SIGNATURE GUARANTEED:         NOTICE:  The signature to this assignment must
                              correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

   IMPORTANT: SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.